EXHIBIT 10(j)

                                   Board Approval: March 14, 1991
                                   Stockholder Approval: June 6, 1991
                                   Amended: June 6, 1991
                                   Amended: December 11, 1991
                                   Amended: March 25, 1994
                                   Amended: September 30, 1994

                              SCOR U.S. CORPORATION
                       STOCK OPTION PLAN FOR KEY EMPLOYEES


     1.   Purpose of the Plan.

               The purpose of this Stock Option Plan (the "Plan") is to provide certain key employees of SCOR U.S. Corporation (the "Company") and its subsidiaries with an additional incentive to contribute to the success of the Company by enabling them to acquire an ownership stake in the Company.


     2.   Stock Subject to the Plan.

               The stock subject to the options and other provisions of the Plan shall be shares of the Company's common stock, par value .$30 per share (the "Common Stock"), which are authorized and unissued or issued shares of Common Stock which have been reacquired and held in its treasury. Except as provided in Section 9 hereof, the aggregate number of shares of Common Stock that may be purchased pursuant to stock options granted under the Plan shall not exceed in the aggregate 1,554,340 shares.


     3.   Administration.

                The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of the Plan, the Committee shall have sole authority, in its absolute discretion, to determine which of the employees of the Company and its subsidiaries shall receive stock options, the time and frequency when stock options shall be granted, the terms of such options, and the number of shares for which options shall be granted; provided that the number of shares of common stock that may be purchased pursuant to stock options granted under the Plan to an employee of a subsidiary of the Company, which is an insurance company domiciled in the State of New York ("New York Subsidiary"), shall not exceed ten percent of the total number of shares of common stock that may be purchased pursuant to stock options granted under the Plan. The Committee shall have the authority to do everything necessary and appropriate to administer the Plan, including, without limitation, interpreting the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees, and upon their successors and assigns, and upon all other persons claiming under or through any of them.

               Each member of the Committee or the Board, when acting in connection with the Plan, shall be considered to be acting in his

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     capacity as  a director of the  Company.  Members of  the Committee or the Board acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties. The fact that a member of the Board is, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an option under this Plan shall not disqualify him from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.


     4.   Eligibility.

               Subject to the provisions of Section 3 hereof, the Committee may grant stock options to any key employee of the Company or its subsidiaries.


     5.   Terms and Conditions of Options.

               All stock options granted pursuant to the Plan shall be in such form as the Committee shall from time to time determine and shall be subject to such terms, conditions, restrictions and limitations as deemed appropriate by the Committee and, in addition, to the following terms and conditions:

               (a)  Option Price

               The option price per share with respect to each option shall be determined by the Committee but shall in no event be less than 100% of the fair market value of the Company's Common Stock at the time the option is granted as determined by reference to the Fair Market Value of the Common Stock on the Trading Day immediately preceding the date of such grant; provided that in no event shall such option price be less than the par value of the Common Stock at the time the option is granted. "Fair Market Value" of the Common Stock shall be the closing sale price of the Common Stock as reported on the New York Stock Exchange Composite Tape and published in the Wall Street Journal and "Trading Day" shall mean any day on which shares of the Common Stock are traded on the New York Stock Exchange or, if the Common Stock is no longer traded on the New York Stock Exchange, any other exchange on which the Common Stock is traded;


               (b)  Term of Option

               Each stock option shall expire no later than ten years from the date the option is granted.

               (c)  Exercise of Stock Option

               Except as provided in Section 8 hereof, any stock option issued under the Plan may not be exercised for one year after the date on which the stock option is granted, and thereafter may be exercised in such installments as shall be determined by the Committee at the time the stock option is granted. Unless

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          otherwise provided  by the Committee at  the time of grant  of an option, an option shall be exercisable to the extent of (i) on the first anniversary of the date of grant, one-third (1/3) of the total number of shares of Common Stock subject to the option;
          (ii) on the second anniversary of the date of grant, two-thirds (2/3) of the total number of shares of Common Stock subject to the option; and (iii) on the third anniversary of the date of grant, all of the shares of Common Stock subject to the option. Any shares under an exercisable option not purchased on the applicable installment date may be purchased thereafter at any time prior to the final expiration of the stock option; provided, however, that an option may not be exercised for less than 100 shares of Common Stock unless such exercise is for all the shares then remaining subject to the option.

               Each stock option granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, are necessary or desirable in connection with the issue or purchase of the shares subject thereto, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. If an optionee so requests, shares purchased may be issued in the name of the optionee and another jointly with the right of survivorship.

          (d)  Payment for Shares

          To exercise a stock option, the optionee shall give irrevocable written notice to the Company, which notice shall specify the number of shares to be purchased and the date of payment therefor which shall be at least one business day after delivery of such notice. On the date fixed for payment, the optionee shall deliver the option to be exercised accompanied by payment either
          (i) in cash, (ii) through the delivery of shares of Common Stock with a Fair Market Value (as defined in paragraph (a)) on the immediately preceding Trading Day equal to the total option price or (iii) by a combination of the methods described in (i) and
          (ii) for the full purchase price therefor; provided that, in the case of payment pursuant to methods described in (ii) or (iii) above, the shares of Common Stock delivered to the Company shall have been held by the optionee for at least six months and shall not secure any obligation of the optionee to the Company. Any person exercising a stock option shall make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by the Company, on terms acceptable to the Company, with the provisions of the Securities Act of 1933 and any other applicable legal requirements.

          If so provided under the terms of a stock option, the Committee may, at its sole discretion, permit an optionee, in lieu of the methods of payment set forth in the immediately preceding paragraph, to pay for any portion of the purchase price of the shares of Common Stock to be issued or transferred that exceeds

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          the par  value of  such shares,  by delivery  of a  full recourse promissory note of the optionee in such form as the Committee may approve. Any such promissory note shall be secured by shares of Common Stock having a Fair Market value on the Trading Day immediately prior to the date of delivery of the note equal to at least two times the principal amount of the note. The promissory note shall have a maturity of five years or less, as the Committee may determine in its sole discretion, and shall be payable in equal installments of principal and interest at least annually, or more frequently as the Committee may determine in
          its sole discretion.   The Committee shall determine in  its sole
          discretion the interest rate to be charged by the Company with respect to the loan evidenced by the promissory note, but such rate shall in no event cause the loan to be considered a below-market loan to which Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code"), applies.


     6.   Terms and Conditions of Incentive Stock Options.

               At the time of grant of any stock option pursuant to the Plan, the Committee may designate the stock option as an incentive stock option. Any stock option designated as an incentive stock option shall be subject to the requirements of Section 422 of the Code in addition to the requirements set forth in Section 5 of the Plan.


     7.   Non-Transferability.

               Stock options under the Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and, subject to the provisions of this Plan, may be exercised during the lifetime of a holder of a stock option only by such holder.


     8.   Termination or Forfeiture of Option.

          (a) Any option granted to an optionee under the Plan shall be forfeited unless each of the following conditions with respect to the optionee is met:

          (i)  The optionee  shall not,  directly or indirectly,  except as required in the course of his or her employment by the Company, furnish, divulge, or use at any time any information of a proprietary nature owned by the Company which is in the nature of confidential information or trade secrets.

          (ii) The optionee's employment by the Company shall not have terminated as a result of gross negligence or willful misconduct and he or she shall not, while employed by the company, have engaged in conduct which, had it been known at the time, would have resulted in the termination of his or her employment by the Company on the grounds of gross negligence or willful misconduct.

               If in  the judgment of the  Committee, reasonably exercised,

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     an optionee  shall have failed at  any time to comply with  any of the foregoing conditions, any option held by such optionee shall be automatically forfeited.

          (b) No stock option granted under the Plan may be exercised at any time after termination of employment of a holder with the Company, except that

          (i) if such termination of employment is at retirement (which shall mean and include "Early Retirement Date" and "Normal Retirement Date" as defined in the SCOR U.S. Group Pension
               Plan) or due to death or disability (as defined in the Company's long-term disability insurance plan), any portion of an option exercisable at the time of such retirement, death or disability may be exercised by the holder or the holder's estate within twelve months after such retirement, death or disability, as the case may be; provided that, in no event shall the option be exercisable after the expiration of ten years from the date the options is granted; and

          (ii) if such termination of employment is involuntary and without cause, and is for any reason other than retirement, death, or disability, any portion of an option exercisable at the time of such termination may be exercised by the holder within such period as determined by the Committee.

               (c) Notwithstanding this Section 8, in no event shall any stock option be exercisable more than ten years from the date the option is granted.


     9.   Adjustments upon Changes in Capitalization.

               The  aggregate number of shares of  Common Stock provided by
     Section 2 hereof which may be purchased pursuant to the options granted under the Plan, and the number of shares of Common Stock covered by each outstanding option or the price per share in each such option, as the Committee shall determine, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a division or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

               Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any option granted hereunder shall pertain to and apply to the securities or rights to which a holder of the number of shares of Common Stock subject to the option would have been entitled.



     10.  Change in Control; Merger or Consolidation into Another
     Corporation.


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               In the event of Change in Control of the Company (as defined below) or a merger or consolidation of the Company into another corporation after which the Company shall not be the surviving corporation:


               (a) All outstanding stock options on the date of such Change in Control or, in the case of such merger or consolidation, on the day immediately prior to the date on which shareholders of record of the Company entitled to receive any consideration in such merger or consolidation is determined, shall become fully and immediately exercisable, notwithstanding any provision in Section 5(c) of this Plan to the contrary, and such options shall not be subject to termination except as provided in Section 5(b) or Section 8 of this Plan; provided, however, that any stock option held by an optionee who is subject to Section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") with respect to shares of Common Stock covered by such option shall not be exercisable until six months after the date of grant of such option.

               (b) Notwithstanding any provision of this Plan to the contrary, neither the Board nor the Committee shall, at any time following a Change in Control, impose any conditions upon the exercise of an option that have not been previously imposed as of the date of such Change in Control, unless, in the written opinion of independent counsel to the Company, such condition is necessary to comply with any federal, state or local securities or other law or regulation, or the rules of any applicable securities exchange, and compliance with such law, regulation or rule without the imposition of such condition would, in the good faith opinion of the Board, be impracticable.

               (c) For purposes of the Plan, Change in Control shall mean (i) any person, corporation or group which is not a beneficial owner of the Company's Common Stock on the date this Plan is approved by shareholders of the Company acquiring 35% or more of the outstanding voting shares of the Company or any beneficial owner of the Common Stock of the Company on such date increases its beneficial ownership of the outstanding voting shares of the Company by 35 percentage points or more (or by such lesser percentage required to beneficially own all of the outstanding shares of the Company), (ii) a change in a majority of the members of the Board of Directors, excluding new directors approved by the incumbent Board, over any three-year period, or
          (iii) sale of substantially all the assets of the Company, unless, in the case of (i), a majority of the disinterested Directors of the Board of Directors of the Company determines, in good faith, that no Change in Control has occurred.


     11.  Rights as a Stockholder.

               A holder of a stock option granted under this Plan shall have no rights as a stockholder with respect to any shares of Common Stock covered by such option until the date of issuance of a stock certificate for such shares.

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     12.  Withholding Taxes.

               Whenever shares of the Common Stock are to be issued in satisfaction of stock options granted under this Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all applicable withholding obligations of the Company prior to the delivery of any certificate or certificates for such shares. The optionee may satisfy the requirement to remit such amount to the Company in the same manner and subject to the same limitations as the methods of payment (but not including payment by promissory note) set forth in Section 5(d) hereof.


     13.  Term of the Plan.

               The Plan was adopted by the Board on March 14, 1991 and shall become effective upon its adoption and approval by a vote of the shareholders of the Company. Any option granted prior to the approval of this Plan by the shareholders shall be subject to the approval of the shareholders. The Plan shall terminate on December 31, 1995, after which date no option shall be granted under the Plan.


     14.  Amendment or Termination of the Plan.

               (a) The Board may amend the Plan from time to time in such respects as the Board may deem advisable, provided that no change may be made in any option theretofore granted which would impair the rights of a holder without consent of the holder, and further, that without the approval of stockholders, no alteration or amendment may be made which would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of shares of Common Stock which may be issued under the Plan (except by operation of Section 9), or (iii) materially modify the requirements as to eligibility for participation in the Plan.

               (b) The Board may at any time terminate the Plan. Any such termination of the Plan shall not affect options already granted and such options shall remain in full force and effect as if the Plan had not been terminated.

















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